                                                                 SCHWAB FUNDS(R)

                                                                      [LOGO]

                                                                      SCHWAB
                                                                     TAX-FREE
                                                                    BOND FUNDS





ANNUAL REPORT
AUGUST 31, 1995

[Photo of the Schwab Building, San Francisco, California]
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Dear Shareholder,

             This year, the SchwabFunds Family(R) celebrates its fifth
[Photo       anniversary as a mutual fund complex. This celebration follows an
  of         exciting 1994 when the organization experienced tremendous
Charles      growth--the third largest asset growth of all mutual fund
R. Schwab]   companies. By placing your trust in SchwabFunds(R), you've helped total assets under management reach over $29 billion, ranking
             SchwabFunds in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals that make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through careful and disciplined selection of securities, they strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in the 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds. In fact, a large number of the 1.5 million shareholders have been investing in the SchwabFunds Family since its first year of operation.

We believe an important part of serving your needs is keeping you informed about your investments. For example, last year we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

During its first five years, the SchwabFunds Family has grown to include a solid selection of funds that meet the "core" needs of investors. The 19 funds available to retail investors, including the new Schwab Asset Director(R) Funds*, offer effective diversification of the U.S. and international equity markets, both taxable and tax-free bonds, and a variety of different money market investments.

With this added level of diversification, you may use the SchwabFunds to create an efficient, well-rounded portfolio. Or, they can serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing. If you normally invest in SchwabFunds with the help of an investment manager, he or she can give you more information on the other SchwabFunds.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And, we expect these efforts to help us to meet even higher standards of excellence in the years ahead.

                                   /s/Charles R. Schwab
                                   Charles R. Schwab
                                   Chairman

* In subscription until November 17, 1995 at an introductory price of $10 per share. After that date, the share price will fluctuate unless subscription period is extended.

Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT ADVISER

We are pleased to report to you the performance of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund for the fiscal year ended August 31, 1995. During this period, the Schwab Tax-Free Bond Funds continued to provide a relatively steady stream of monthly income, exempt from federal personal income taxes, to help you achieve your income goals.

While there was some instability in bond market conditions during the first half of the Funds' fiscal year, conditions in the latter half of the Funds' fiscal year stabilized, as the Federal Reserve (the "Fed") discontinued its year-long campaign of raising interest rates to head off inflation. With interest rates stabilizing and inflation effectively held at bay, bonds rallied. The performance of the Schwab Tax-Free Bond Funds reflected this ongoing recovery. To help explain the Funds' performance, the portfolio management team discusses economic trends and the Funds' investment strategies in the section "Questions to the Portfolio Management Team," following this letter.

The Schwab Short/Intermediate Tax-Free Bond Fund experienced new share purchases totaling $17.3 million and the Schwab Long-Term Tax-Free Bond Fund had new share purchases totaling $21.4 million during fiscal year 1995. However, both Funds experienced a net decline in total assets over the reporting period.

ADVANTAGES OFFERED BY THE SCHWAB TAX-FREE BOND FUNDS

The Schwab Tax-Free Bond Funds offer you several important advantages over investing in individual bonds, including professional management, liquidity and a relatively steady stream of monthly income. Our experienced portfolio managers and research staff closely monitor the financial markets and select a portfolio of investment grade securities which they believe have advantageous characteristics in light of the current interest rate environment. Each Fund's portfolio primarily contains a strategic mix of investment grade municipal bonds from a variety of issuers around the country. A complete listing of each Fund's portfolio holdings at fiscal year end is provided in the "Schedule of Investments" section of this report.

PERFORMANCE REVIEW--
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

The Schwab Short/Intermediate Tax-Free Bond Fund was primarily comprised of investment grade municipal bonds issued by state and municipal governments and their agencies as of August 31, 1995. The Fund's average dollar-weighted maturity was 3.41 years.

The Schwab Short/Intermediate Tax-Free Bond Fund paid shareholders monthly cash dividends, free from federal personal income taxes, totaling 40 cents per share for the 12-month period ended August 31, 1995. The Fund's net asset value ("NAV") increased from $9.92 on August 31, 1994 to $10.12 at the end of the period, in spite of unusual fluctuations in the bond market and rising interest rates during the first half of the period. On August 31, 1995, the Fund's 30-day SEC yield was 3.94%, which is a taxable equivalent yield of 6.52% for those investors subject to the maximum federal tax rate of 39.6%. 1

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
             IN THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND AND
                     THE LEHMAN 3-YEAR MUNICIPAL BOND INDEX


                          Average Annual Total Returns
                            Through August 31, 1995
                          ----------------------------

                         One Year       Since Inception
                           6.23%            4.43%

[Line graph comparing Schwab Short/Intermediate Tax-Free Bond Fund and the Lehman 3-Year Municipal Bond Index.]


LABEL                       INDEX                        FUND
-----                       ------                       ----
05/01/93                     9,993                       10,000
05/31/93                    10,020                       10,038
06/30/93                    10,085                       10,129
07/31/93                    10,090                       10,151
08/31/93                    10,184                       10,283
09/30/93                    10,228                       10,344
10/31/93                    10,250                       10,366
11/30/93                    10,237                       10,326
12/31/93                    10,344                       10,462
01/31/94                    10,428                       10,567
02/28/94                    10,331                       10,412
03/31/94                    10,206                       10,218
04/30/94                    10,267                       10,280
05/31/94                    10,315                       10,323
06/30/94                    10,318                       10,312
07/31/94                    10,403                       10,407
08/31/94                    10,440                       10,429
09/30/94                    10,414                       10,377
10/31/94                    10,389                       10,317
11/30/94                    10,370                       10,245
12/31/94                    10,415                       10,346
01/31/95                    10,501                       10,445
02/28/95                    10,612                       10,563
03/31/95                    10,707                       10,655
04/28/95                    10,743                       10,691
05/31/95                    10,908                       10,881
06/30/95                    10,934                       10,884
07/31/95                    11,050                       10,987
08/31/95                    11,136                       11,079

    Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The performance graph compares a hypothetical $10,000 investment in the Schwab Short/Intermediate Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman 3-Year Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, but, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total return assumes the reinvestment of all dividends and capital gain distributions.


1 Income may be subject to state and local taxes and the Alternative Minimum Tax (AMT). Capital appreciation of discounted bonds may be subject to federal and state income tax. Total return assumes reinvestment of all dividend and capital gain distributions. A portion of the Fund's fees were waived or reimbursed during the reporting period. Without the waivers or reimbursement, the 30-day SEC yield would have been 3.70%, the one year total return would have been 5.81%, and the average annual total return since inception would have been 3.93%.

At fiscal year end, the Fund's one year total return was 6.23%, and its average annual total return since inception was 4.43% 1. As the chart at left illustrates, the Fund's total return during the period is consistent with the broader municipal bond market, as measured by the Lehman 3-Year Municipal Bond Index, the Fund's recognized industry benchmark.

PERFORMANCE REVIEW--
SCHWAB LONG-TERM TAX-FREE BOND FUND

The Schwab Long-Term Tax-Free Bond Fund was primarily comprised of investment grade municipal bonds issued by state and municipal governments and their agencies as of August 31, 1995. The portfolio's average dollar-weighted maturity was 17.21 years.

The Schwab Long-Term Tax-Free Bond Fund paid shareholders monthly cash dividends, free from federal personal income taxes, totaling 53 cents per share for the 12-month reporting period ended August 31, 1995. The Fund's NAV

  COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE SCHWAB LONG-TERM TAX-FREE BOND FUND AND
                THE LEHMAN GENERAL MUNICIPAL BOND INDEX


                     Average Annual Total Returns
                       Through August 31, 1995
                     ----------------------------

                    One Year       Since Inception
                      7.76%            6.24%

[Line graph comparing Schwab Long-Term Tax-Free Bond Fund and Lehman General Municipal Bond Index.]


  DATE                       INDEX                        FUND
  ----                       -----                        ----
10/01/92                     9,923                      10,000
10/31/92                     9,826                       9,515
11/30/92                    10,002                       9,912
12/31/92                    10,104                      10,092
01/31/93                    10,221                      10,242
02/28/93                    10,591                      10,683
03/31/93                    10,479                      10,484
04/30/93                    10,585                      10,632
05/31/93                    10,644                      10,691
06/30/93                    10,822                      10,883
07/31/93                    10,836                      10,879
08/31/93                    11,062                      11,157
09/30/93                    11,188                      11,298
10/31/93                    11,209                      11,315
11/30/93                    11,111                      11,200
12/31/93                    11,345                      11,465
01/31/94                    11,475                      11,588
02/28/94                    11,177                      11,274
03/31/94                    10,722                      10,791
04/30/94                    10,813                      10,858
05/31/94                    10,907                      10,970
06/30/94                    10,840                      10,870
07/31/94                    11,044                      11,085
08/31/94                    11,083                      11,109
09/30/94                    10,920                      10,921
10/31/94                    10,726                      10,657
11/30/94                    10,532                      10,381
12/31/94                    10,764                      10,658
01/31/95                    11,072                      11,050
02/28/95                    11,394                      11,381
03/31/95                    11,524                      11,514
04/28/95                    11,538                      11,438
05/31/95                    11,906                      11,918
06/30/95                    11,802                      11,735
07/31/95                    11,914                      11,836
08/31/95                    12,065                      11,971

    Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The performance graph compares a hypothetical $10,000 investment in the Schwab Long-Term Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman General Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, but, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total return assumes the reinvestment of all dividends and capital gain distributions.

increased from $9.95 on August 31, 1994 to $10.16 at the end of the reporting period, reflecting a rebound in the bond market during the latter half of the reporting period. On August 31, 1995 the Fund's 30-day SEC yield was 5.43%, which is a taxable equivalent yield of 8.99% for those investors subject to the maximum federal tax rate of 39.6%. 2

At fiscal year end, the Fund's one year total return was 7.76%, and its average annual total return since inception was 6.24%. 2 As the chart on the previous page illustrates, the Fund's total return during the period is consistent with the broader municipal bond market, as measured by the Lehman General Municipal Bond Index, the Fund's recognized industry benchmark.

LOWER FUND EXPENSES

To enhance your return potential, the maximum operating expense ratio of the Schwab Long-Term Tax-Free Fund was lowered, effective July 1, 1995. Lower Fund expenses can make a real difference in the returns you realize from your mutual fund investment. Generally speaking, lower fees translate into higher returns--the less you pay in fees and expenses, the greater the portion of a fund's potential return you may receive.

The expense ratio of the Schwab Long-Term Tax-Free Bond Fund was lowered from 0.55% to 0.49%--significantly below the industry average of 1.01%. 3 While the reduction occurred too late in the period for its full impact to be felt in the Fund's 1995 fiscal year, we believe the new, lower expense ratio will potentially help you earn higher returns going forward. The Schwab Short/Intermediate Tax-Free Bond Fund maintains a low 0.49% expense ratio, compared to the industry average of 0.64%. 3

BALANCING YOUR INCOME PORTFOLIO

To position your portfolio to respond to fluctuating interest rates or to create a balanced combination of maturities, you may want to consider investing in both Schwab Tax-Free Bond Funds. Generally, short/intermediate bond funds historically have offered greater price stability in exchange for lower yields, while funds with longer weighted average maturities historically have paid higher yields with


2 Income may be subject to state and local taxes and the Alternative Minimum Tax (AMT). Capital appreciation of discounted bonds may be subject to federal and state income tax. Total return assumes reinvestment of all dividend and capital gain distributions. A portion of the Fund's fees were waived or reimbursed during the reporting period. Without the waivers or reimbursement, the 30-day SEC yield would have been 5.19%, the one year total return would have been 7.34%, and the average annual total return since inception would have been 5.63%.
3 Excess operating expenses will be waived or reimbursed through at least April 30, 1996. Please see Note 4 in "Notes to Financial Statements" for additional information on expenses. Source for industry averages: Lipper Analytical Services, Inc. Average operating expense of 194 long-term tax-free bond funds and 38 short/intermediate tax-free bond funds as of 9/30/95.

correspondingly greater price volatility. Additionally, funds with longer weighted average maturities historically have offered a more stable income stream, because they can lock in rates on individual bonds for longer periods of time. By investing in both Schwab Tax-Free Bond Funds, you may have the opportunity to earn a higher level of income than you would receive from a short/intermediate fund alone, while potentially reducing swings in the value of your portfolio due to changing interest rates.

LOOKING FORWARD

Regardless of the course of the economy and the direction of interest rates in the year ahead, the Schwab Tax-Free Bond Funds will continue to strive to provide a relatively reliable stream of monthly income exempt from federal personal income taxes. With their competitive tax equivalent yields, the Funds may offer you an effective way to achieve your tax-free investing goals.

Thank you for placing your confidence in SchwabFunds(R). We recognize that we earn your trust day-by-day, and we look forward to continuing to serve your investment needs.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------

TAXABLE EQUIVALENT YIELD: A YARDSTICK FOR
MEASURING FUND PERFORMANCE

To evaluate the performance of a tax-free bond fund, pay special attention to its taxable equivalent yield. While hypothetical in nature, this measure of performance offers you a convenient way to see what yield level would be required of a taxable bond fund in order for it to be equivalent after you pay federal income taxes.

A tax-free yield of 6%, for example, is the equivalent of a 9.93% taxable yield after you pay federal personal income taxes--assuming you are in the top federal income tax bracket of 39.6%. In other words, you would have to earn at least a 9.93% yield from a fully taxable investment to get the same amount of after-tax income. Of course, if you are in a lower tax bracket, the after-tax yield advantage you realize from a tax-free investment would be lower.


                          1 If your 1995 federal personal income tax
                            bracket is...

                                        FEDERAL INCOME TAX BRACKET
                          28.00%          31.00%          36.00%          39.60%
                          ------          ------          ------          ------
            4.50%          6.25%           6.52%           7.03%           7.45%
            5.00%          6.94%           7.25%           7.81%           8.28%
TAX-FREE    5.50%          7.64%           7.97%           8.59%           9.11%
 YIELD      6.00%          8.33%           8.70%           9.38%           9.93%
            6.50%          9.03%           9.42%          10.16%          10.76%
            7.00%          9.72%          10.14%          10.94%          11.59%

  (Up arrow)                     (Up arrow)

2 And you have                 3 Here is what you would have to earn from a
  a tax-free                     taxable investment to match the tax-free yield
  investment
  yielding

  Chart is for illustrative purposes only and does not reflect the performance of either Schwab Tax-Free Bond Fund.

--------------------------------------------------------------------------------

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Joanne Keighley - Portfolio Manager

Q. WHAT HAS BEEN THE ECONOMIC CLIMATE DURING THE FUNDS' FISCAL YEAR?

A. Following an impressive 4.1% growth rate of the Gross Domestic Product ("GDP") during 1994, the highest annual growth rate in ten years, economic activity showed persistent signs of slowing during the first half of 1995. Recent evidence of this trend includes slowdowns in auto sales, consumer spending and retail sales, home building and home sales, and a significant slowdown in the labor markets. The GDP growth rate for the first quarter of 1995 was 2.7%, and 1.1% for the second quarter, versus 5.1% for the fourth quarter of 1994.

The primary reason for the slowdown in GDP growth has been a series of increases in the federal funds rate (the rate paid on overnight funds between banks) by the Fed throughout 1994 and into 1995. With the high growth rate in 1994 and a falling unemployment rate, the potential for inflation emerged as a major concern at the Fed. As a result, the Fed initiated a series of increases in the federal funds rate from 3.0% in January 1994 to 6.0% in February 1995. The Fed appears to be signaling that these increases have accomplished their desired effect of slowing the rate of economic growth to more moderate levels and reducing the likelihood of increases in the rate of inflation. This was evidenced by the Fed's 0.25% reduction in the federal funds rate in July 1995.

Q. HOW HAVE THE ECONOMIC EVENTS OF THE FISCAL YEAR IMPACTED INTEREST RATES?

A. In an effort to curb the inflationary impact of a strong economy, the Fed raised short-term interest rates seven times during 1994 and early 1995. The economy began to show signs of strain due to the higher interest rates in the fourth quarter of 1994. Decreases in retail and auto sales, as well as a slowdown in mortgage lending provided evidence that the Fed's policy actions were being felt throughout the economy. 30-year Treasury Bond rates peaked in November at

8.20% and 2-year Treasury rates reached a high of 7.70% in December. By year end, most market participants were anticipating higher interest rates, as inflation was still a concern.

As we moved into 1995 it was clear the economy had begun to slow. Additionally, concerns regarding inflation began to subside as the Producer Price Index & Consumer Price Index posted modest gains of 1.3% and 2.6%, respectively, during the 12-month reporting period.

A combination of factors led to a rally in the bond market through the latter half of the reporting period. As a result, 30-year Treasury Bond rates fell to 6.50% from a peak of 8.20%, and 2-year Treasury Note rates fell to 5.35% from a peak of 7.70%. The primary factors responsible for the rally were:

- The slowdown in the economy made it unnecessary for the Fed to continue raising interest rates. In fact, the Fed actually lowered the federal funds rate by 0.25% in July 1995.

- Inflation fears subsided as the Fed's policy actions were successful in slowing the economy. This gave investors confidence that inflation was under control.

The chart below illustrates 30-year and 5-year Treasury Bond Yields during the reporting period.

         30-YEAR TREASURY BOND YIELD VS. 5-YEAR TREASURY BOND YIELD

[Line graph comparing 30-Year Treasury Bond Yield vs. 5-Year Treasury Bond
Yield.]


  DATE                       5-YEAR                       30-YEAR
  ----                       ------                       -------
09/02/94                     6.807                         7.49
09/09/94                     7.044                         7.703
09/16/94                     7.117                         7.772
09/23/94                     7.198                         7.793
09/30/94                     7.28                          7.817
10/07/94                     7.333                         7.909
10/14/94                     7.249                         7.829
10/21/94                     7.442                         7.978
10/28/94                     7.469                         7.958
11/04/94                     7.71                          8.159
11/11/94                     7.695                         8.149
11/18/94                     7.784                         8.131
11/25/94                     7.643                         7.931
12/02/94                     7.707                         7.906
12/09/94                     7.741                         7.859
12/16/94                     7.752                         7.854
12/23/94                     7.831                         7.828
12/30/94                     7.827                         7.881
01/06/95                     7.865                         7.86
01/13/95                     7.626                         7.792
01/20/95                     7.783                         7.891
01/27/95                     7.544                         7.73
02/03/95                     7.407                         7.626
02/10/95                     7.538                         7.669
02/17/95                     7.334                         7.586
02/24/95                     7.144                         7.528
03/03/95                     7.177                         7.541
03/10/95                     7.056                         7.463
03/17/95                     6.953                         7.368
03/24/95                     6.91                          7.364
03/31/95                     7.071                         7.431
04/07/95                     6.931                         7.39
04/14/95                     6.81                          7.35
04/21/95                     6.752                         7.333
04/28/95                     6.881                         7.337
05/05/95                     6.441                         7.019
05/12/95                     6.447                         6.989
05/19/95                     6.442                         6.917
05/26/95                     6.173                         6.748
06/02/95                     5.822                         6.529
06/09/95                     6.205                         6.727
06/16/95                     5.943                         6.616
06/23/95                     5.809                         6.501
06/30/95                     5.966                         6.618
07/07/95                     5.75                          6.524
07/14/95                     5.9                           6.604
07/21/95                     6.262                         6.962
07/28/95                     6.213                         6.901
08/04/95                     6.202                         6.909
08/11/95                     6.374                         6.99
08/18/95                     6.351                         6.897
08/25/95                     6.107                         6.704

- The Congress which was elected in November 1994 brought renewed attention to reducing the budget deficit. This attention, along with a stated commitment to reducing the deficit, put additional downward pressure on long-term interest rates.

- The Fed and several foreign central banks acted in concert to support the U.S. dollar during its slide in the first half of 1995. This resulted in the increased purchase of U.S. dollar-denominated assets, such as U.S. Treasury securities. The purchases increased demand for these securities, adding momentum to price appreciation and falling yields, which helped reduce interest rates.

Although municipal interest rates followed the same general trends as taxable interest rates during the reporting period, there were several developments which had particular impact on the municipal securities market and municipal interest rates. These developments will be addressed in the following questions.

Q. THERE HAS BEEN A LOT OF TALK ABOUT "FLAT TAX" PROPOSALS. CAN YOU DISCUSS THESE PROPOSALS?

A. The flat tax proposals currently being debated in Washington represent the latest effort to respond to the public's frustration with what many consider to be an overly complex and inefficient system of taxation. These reform proposals are referred to as "flat tax" proposals because, in the purest form, they would eliminate the current multiple tax rates in favor of one "flat tax" rate. Even though some of the proposals call for more than just one tax rate, these tax simplification proposals are, as a group, referred to as flat tax proposals.

The basic concept which most of these proposals have in common is eliminating the current vast array of deductions and credits and, as a result, taxing a substantially greater base of income. Since the amount of income which would be subject to income tax would be significantly increased, the government could collect the same level of revenues using a lower tax rate.

Most of the flat tax proposals have the following common elements:

- A reduction in the number of tax brackets. Currently there are five tax brackets, which range from 15% to 39.6%. A pure flat tax proposal would include just one rate.

- The elimination of most income tax deductions and credits, such as those for home mortgage interest, state and local taxes and charitable contributions.

- Investment income, such as interest, dividends and capital gains would not be taxed. Only "earned income," such as income from wages would be taxed. This would eliminate the double taxation of corporate dividends.

Most proposals also share the following objectives:

- Simplification of the tax code and tax calculation process.

- Encouraging savings as a result of the elimination of taxation on investment income and capital gains.

- Eliminating the number of tax-motivated incentives of the current system.

Currently, interest income on municipal bonds enjoys a special exemption from income tax. Exempting investment income on all investments from income tax could have a negative impact on municipal bond owners by, in effect, taking away their special tax treatment. As discussed further below, many observers feel that the municipal securities market has already responded to some of the uncertainty surrounding these flat tax proposals. Although we will continue to monitor the status of these proposals, it is important to point out that there is currently no way of predicting whether a flat tax proposal will ever be enacted; and, if enacted, what provisions may be incorporated to ease the burdens on current owners of municipal securities.

Q. WOULD YOU DISCUSS SOME OF THE CHANGES THAT TOOK PLACE IN THE MUNICIPAL BOND MARKET DURING THE REPORTING PERIOD AND HOW THESE MAY HAVE AFFECTED THE PERFORMANCE OF THE FUNDS?

A. As we have previously noted, the 12-month reporting period was one of unusual and relatively volatile movements in interest rates. Municipal rates were affected by several factors unique to municipal securities. As shown in the graph at right, the impact of these factors can be seen by comparing the relationship between 30-year municipal and 30-year Treasury bond yields. Over the past four years, the yields on AAA 30-year municipal bonds has averaged approximately 82% of the yield on 30-year Treasury bonds. During the reporting period, this ratio ranged from a low of 79% (representing relative strength in the municipal bond market) to a high of 89% (representing relative weakness in the municipal bond market). Some of the factors responsible for these swings are described below.


            THE RATIO BETWEEN YIELDS ON 30-YEAR AAA MUNICIPAL BONDS
                           AND 30-YEAR TREASURY BONDS

[Line graph indicating ratio between yields on 30-Year AAA Municipal Bonds and 30-Year Treasury Bonds.]


DATE                        DIFFERENCE
----                        ----------
09/02/94                    0.79973298
09/09/94                    0.78800467
09/16/94                    0.79001544
09/23/94                    0.79558578
09/30/94                    0.79685301
10/07/94                    0.79643444
10/14/94                    0.79179972
10/21/94                    0.78829281
10/28/94                    0.80409651
11/04/94                    0.81370266
11/11/94                     0.8369125
11/18/95                    0.85352355
11/25/94                    0.87378641
12/02/94                    0.83733873
12/09/94                    0.85252577
12/16/94                    0.84542908
12/23/95                    0.83673991
12/30/95                     0.8260373
01/06/95                    0.82824427
01/13/95                     0.8226386
01/20/95                    0.80724876
01/27/95                    0.81241915
02/03/95                     0.8025177
02/10/95                    0.78889034
02/17/95                    0.78961244
02/24/95                    0.78639745
03/03/95                    0.78504177
03/10/95                    0.79458663
03/17/95                    0.79261672
03/24/95                    0.79576317
03/31/95                    0.78993406
04/07/95                    0.78484438
04/14/95                    0.78527607
04/21/95                    0.78276285
04/28/95                    0.80550634
05/05/95                    0.83630147
05/12/95                     0.8284447
05/19/95                    0.83128524
05/26/95                    0.84765857
06/02/95                    0.85005361
06/09/95                    0.83097963
06/16/95                    0.87666264
06/23/95                    0.88140286
06/30/95                    0.88697492
07/07/95                    0.88136113
07/14/95                     0.8646275
07/21/95                    0.85033036
07/28/95                    0.85060136
08/04/95                    0.86264293
08/11/95                    0.85693848
08/18/95                    0.87574308
08/25/95                    0.89051313
09/01/95

Late in 1994, municipal bond 0.88408644re underperforming Treasury Bond returns for two reasons. First, toward the end of the year, there was a significant amount of tax-motivated selling by owners of municipal securities in an effort to realize losses prior to year end. Second, the investment losses and bankruptcy declarations by Orange County and the Orange County Investment Pool had a negative impact on the municipal securities market.

Early in 1995, as the initial reaction to the Orange County situation faded, municipal securities began trading at yield levels which were in line with historical averages when compared to Treasury securities. One significant factor which has had the effect of bolstering municipal securities prices was the relatively low supply of municipal securities. Local governments and municipalities are generally funding fewer new projects, and are pre-refunding far fewer existing bond issues since interest rates reached their low levels in late 1993. During the second quarter of 1995, municipal securities yields again began to climb relative to Treasury yields. As discussed earlier, some market analysts attribute this latest move to concerns over proposed flat tax proposals.

Both Funds maintained relatively stable weighted average maturities throughout the reporting period. The Funds' weighted average maturities were reduced moderately in the first half of the reporting period. Later in the reporting period, maturities were moderately extended as municipal bond yields increased relative to Treasury bond yields, making municipal bonds relatively more attractive. The Funds continued to maintain a strong credit quality posture as evidenced by the percentage of their portfolios invested in securities rated A or higher--92% for the Schwab Short/Intermediate Tax-Free Bond Fund, and 100% for the Schwab Long-Term Tax-Free Bond Fund.

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

                                  ASSET CHANGE

    Total                               Total         Percentage
 Net Assets                          Net Assets       Change Over
as of 8/31/95                       as of 8/31/94      Reporting
   (000s)                              (000s)           Period
-----------------------------------------------------------------
   $52,504                             $63,889          (18%)
-----------------------------------------------------------------

                  AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1995

                                        Value
Maturity Schedule                      (000s)         % of Portfolio     % of Portfolio
---------------------------------------------------------------------------------------
                                                                             (cum.)
    1 -  6 Months                      $ 2,914               5.6%            5.6%
    7 - 36 Months                       14,509              28.1            33.7
   37 - 60 Months                       25,574              49.4            83.1
   Over 60 Months                        8,724              16.9           100.0%
                                       -------             -----
                                       $51,721             100.0%
                                       =======             =====

Average Weighted Maturity -- 3.41 Years


                           PORTFOLIO QUALITY SUMMARY
                            (as of August 31, 1995)

[Pie chart indicating summary of published ratings]

This summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.



A                       23%
AA                      35%
AAA                     34%
Other                    8%*


*Includes short-term securities.

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

                                  ASSET CHANGE

    Total                               Total           Percentage
 Net Assets                          Net Assets        Change Over
as of 8/31/95                       as of 8/31/94       Reporting
   (000s)                              (000s)             Period
--------------------------------------------------------------------
   $41,413                             $43,975            (6%)
--------------------------------------------------------------------

                  AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1995

                                        Value
Maturity Schedule                      (000s)         % of Portfolio     % of Portfolio
---------------------------------------------------------------------------------------
                                                                             (cum.)
     0 -  1 Years                      $ 3,017               7.4%            7.4%
     2 - 10 Years                            0               0.0             7.4
    11 - 20 Years                       26,131              64.1            71.5
    21 - 30 Years                       10,161              24.9            96.4
    Over 30 Years                        1,466               3.6           100.0%
                                       -------             -----
                                       $40,775             100.0%
                                       =======             =====

Average Weighted Maturity -- 17.21 Years


                           PORTFOLIO QUALITY SUMMARY
                            (as of August 31, 1995)

[Pie chart indicating summary of published ratings]

This summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.



A                       17%
AA                      34%
AAA                     49%


SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
VARIABLE RATE OBLIGATIONS--3.3%(a)
CALIFORNIA--1.4%
Irvine Ranch, California Water
 District Consolidated General
 Obligation Improvement Bonds
 Series 1989 Various Districts/
 (Industrial Bank of Japan LOC)
 (VMIG1 A-1)
 3.60%, 09/01/95                 $  100     $   100
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series
 1985B-2/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                    600         600
                                            -------
                                                700
                                            -------
WYOMING--1.9%
Lincoln County, Wyoming
 Pollution Control Revenue
 Bonds (Exxon Project) Series A
 (P-1 A-1+)
 3.35%, 09/01/95                  1,000       1,000
                                            -------
TOTAL VARIABLE RATE OBLIGATIONS
(Cost $1,700)                                 1,700
                                            -------
MUNICIPAL BONDS--92.6%(B)
ALASKA--2.3%
Anchorage, Alaska Refunding
 Schedule Series A/(MBIA
 Insurance) (Aaa AAA)
 5.10%, 08/01/99                  1,145       1,175
                                            -------
ARIZONA--4.0%
Phoenix, Arizona Civic
 Improvement Corp. Wastewater
 Systems Lease Revenue Bonds
 (A1 A)
 5.10%, 07/01/99                  1,005       1,031
Phoenix, Arizona Street and
 Highway Revenue User Refunding
 Bonds (A1 AA)
 5.95%, 07/01/00                  1,000       1,063
                                            -------
                                              2,094
                                            -------
ILLINOIS--2.2%
Illinois Health Facilities
 Authority Revenue Bonds (OSF
 Healthcare System) (A1 A+)
 5.125%, 11/15/00                 1,145       1,144
                                            -------
INDIANA--1.5%
Indiana University Revenue
 Bonds (Student Fee) Series J
 (Aa AA-)
 4.00%, 08/01/97                    800         799
                                            -------
IOWA--7.4%
Black Hawk County, Iowa
 Hospital Facilities Revenue
 Bonds (Allen Memorial
 Hospital)/(AMBAC Insurance)
 (Aaa AAA)
 7.375%, 02/01/01                 2,000       2,315
Le Claire, Iowa Electric
 Revenue Bonds Series B
 (- SP-1+)
 4.125%, 09/01/96                 1,495       1,499
                                            -------
                                              3,814
                                            -------
KENTUCKY--5.2%
Kentucky Housing Corporation
 Housing Revenue Bonds
 Series B/ (Multiple
 Credit Enhancements)
 (Aaa AAA)
 4.45%, 07/01/00                 $1,000     $   994
Kentucky State Property and
 Buildings Commission Revenue
 Refunding Bonds (Project 55)
 (A A+)
 4.15%, 09/01/99                  1,735       1,713
                                            -------
                                              2,707
                                            -------
MARYLAND--11.4%
Maryland State Department of
 Transportation Second Issue
 Series 1990 (Aa AA)
 6.375%, 11/01/98                 2,500       2,669
Washington, Maryland
 Suburban Sanitation District
 General Obligation Bonds
 (Aa1 AA)
 6.00%, 11/01/99                  3,000       3,206
                                            -------
                                              5,875
                                            -------
MASSACHUSETTS--12.0%
Massachusetts Municipal
 Wholesale Electric Company
 Power Supply Systems Revenue
 Bonds Series E/ (AMBAC
 Insurance) (Aaa AAA)
 5.50%, 07/01/00                  2,000       2,085
Massachusetts State
 Conservation Loan General
 Obligation Bonds Series A (A1
 A+)
 4.40%, 11/01/98                  1,625       1,639
Massachusetts State Health
 and Educational Facilities
 Authority Revenue Bonds
 (Brigham and Womens
 Hospital) Series E
 (A1 A+)
 4.40%, 07/01/00                  1,000         978
Massachusetts State Housing
 Finance Agency Bonds (Housing
 Project) Series A (A1 A+)
 4.60%, 04/01/97                  1,500       1,502
                                            -------
                                              6,204
                                            -------
MINNESOTA--2.1%
Minneapolis, Minnesota
 Community Development Agency
 Tax Increment Revenue
 Bonds/(MBIA Insurance)
 (Aaa AAA)
 7.00%, 09/01/00                  1,000       1,111
                                            -------
MISSISSIPPI--4.0%
Mississippi Hospital Equipment
 & Facilities Authority Revenue
 Refunding Bond (Mississippi
 Baptist Medical Center)/
 (MBIA Insurance)
 (Aaa AAA)
 5.25%, 05/01/01                  2,000       2,058
                                            -------

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
MISSOURI--1.0%
Missouri State Environmental
 Improvement & Energy Resources
 Authority Water Pollution
 Control Revenue Bonds Series A
 (Aa -)
 5.80%, 07/01/99                  $ 500       $ 529
                                            -------
NEW JERSEY--3.0%
Passaic Valley, New Jersey
 Sewer Commissioners Revenue
 Refunding Bonds (Sewer System)
 Series D/(AMBAC Insurance)
 (Aaa AAA)
 5.70%, 12/01/97                  1,520       1,575
                                            -------
NORTH CAROLINA--2.2%
North Carolina Municipal Power
 Agency Revenue Refunding Bonds
 (Catawba Electric) (A A-)
 4.50%, 01/01/96                  1,115       1,115
                                            -------
OHIO--4.0%
Ohio State Water Development
 Authority Revenue Refunding
 Bonds (Safe Water)/(MBIA
 Insurance) (Aaa AAA)
 4.95%, 12/01/98                  2,000       2,055
                                            -------
PENNSYLVANIA--2.9%
Pennsylvania State General
 Purpose Public Improvement
 Refunding Second Series
 General Obligation Bonds (A1
 AA-)
 4.75%, 06/15/97                  1,500       1,523
                                            -------
SOUTH CAROLINA--6.6%
Charleston, South Carolina
 Certificates of Participation
 Public Improvement Project/
 (AMBAC Insurance) (Aaa AAA)
 4.30%, 09/01/00                  1,085       1,061
Greenville Hospital System,
 South Carolina Hospital
 Facilities Revenue Refunding
 Bonds Series C (- AA-)
 5.00%, 05/01/00                  1,090       1,090
South Carolina State Public
 Service Authority
 Power/Electric Revenue
 Refunding Bonds Series A (A1
 A+)
 5.60%, 07/01/00                  1,200       1,256
                                            -------
                                              3,407
                                            -------
TEXAS--14.0%
Houston, Texas General
 Obligation Bonds Series A
 (Aa AA-)
 5.20%, 03/01/00                  1,000       1,035
 5.30%, 03/01/01                  1,000       1,035

Houston, Texas Water Conveyance
 System Contract Certificates
 of Participation Series
 E/(AMBAC Insurance) (Aaa AAA)
 5.50%, 12/15/97                 $1,000      $1,033
Tarrant County, Texas Water
 Control Improvement District
 No.1 Water Revenue Refunding
 Bonds Series 1992 (A1 AA)
 5.40%, 03/01/99                  2,000       2,068
Tarrant County, Texas Water
 Control Improvement District
 No.1 Water Revenue Refunding
 Bonds Series 1993 (A1 AA)
 4.25%, 03/01/00                  1,000         988
Texas Municipal Power Agency
 Revenue Refunding Bonds/ (MBIA
 Insurance) (Aaa AAA)
 6.25%, 09/01/97                  1,000       1,061
                                            -------
                                              7,220
                                            -------
WASHINGTON--6.8%
Washington State Certificates
 of Participation (State
 Equipment) Series B (A A)
 4.125%, 04/01/97                 1,500       1,493
Washington State Public Power
 Supply System Revenue
 Refunding Bonds (Nuclear
 Project #2) Series A (Aa AA)
 4.625%, 07/01/98                 2,000       2,005
                                            -------
                                              3,498
                                            -------
TOTAL MUNICIPAL BONDS
 (Cost $47,364)
                                             47,903
                                            -------
REVENUE ANTICIPATION WARRANTS--3.9%(b)
CALIFORNIA--3.9%
California State Revenue
 Anticipation Warrants Series
 C/ (Multiple Credit
 Enhancements) (MIG1 SP-1)
 5.75%, 04/25/96                  2,000       2,019
                                            -------
TOTAL REVENUE ANTICIPATION WARRANTS
 (Cost $2,027)                                2,019
                                            -------
                                 Shares
                                 ------
SHORT-TERM INVESTMENTS--0.2%(c)
Provident Institutional Funds -
 MuniFund
 3.16%, 09/07/95                     99          99
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $99)
                                                 99
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $51,190)                             $51,721
                                            =======

              See accompanying Notes to Schedules of Investments.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                               Par         Value
                             --------     --------
VARIABLE RATE OBLIGATIONS--7.4%(a)
CALIFORNIA--5.4%
California Pollution
 Control Financing
 Authority Pollution
 Control Revenue Bonds
 (Southern California
 Edison) Series 1986D
 (VMIG1 A-1+)
 3.45%, 09/01/95                $ 200        $ 200
Irvine Ranch, California
 Water District
 Consolidated Revenue
 Refunding Bonds Series
 1985B-2/(Sumitomo Bank
 LOC) (- A-1)
 3.60%, 09/01/95                  100          100
Irvine Ranch, California
 Water District Improvement
 District No. 282 Series
 1988A/(Sumitomo Bank LOC)
 (- A-1)
 3.60%, 09/01/95                1,900        1,900
                                          --------
                                             2,200
                                          --------
LOUISIANA--0.8%
Louisiana Public Facilities
 Authority Revenue Bonds
 Industrial Development
 (Kenner Hotel, Ltd.)/
 (Swiss Bank LOC) (P-1 -)
 3.50%, 09/01/95                  300          300
                                          --------
WYOMING--1.2%
Lincoln County, Wyoming
 Pollution Control Revenue
 Bonds (Exxon Corp.) Series
 1984C (P-1 A-1+)
 3.35%, 09/01/95                  500          500
                                          --------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $3,000)                               3,000
                                          --------
MUNICIPAL BONDS--92.6%(b)
ALASKA--10.6%
Kodiak Island Borough,
 Alaska General Obligations
 Series 1994A/(AMBAC
 Insurance) (Aaa AAA)
 5.40%, 02/15/10                2,500        2,425
Valdez, Alaska Marine
 Terminal Revenue Refunding
 Bonds (BP Pipelines, Inc.
 Project) Series A (A1 AA-)
 5.85%, 08/01/25                2,000        1,898
                                          --------
                                             4,323
                                          --------
ARIZONA--5.4%
Maricopa County, Arizona--
 Alhambra Elementary School
 District 68 Series
 1994A/(AMBAC Insurance)
 (Aaa AAA)
 6.80%, 07/01/12                2,000        2,205
                                          --------
CALIFORNIA--12.6%
Madera County, California
 Certificates of
 Participation (Valley
 Children's Hospital)/(MBIA
 Insurance) (Aaa AAA)
 6.125%, 03/15/23              $2,000       $2,008
San Bernardino County,
 California Certificates of
 Participation (Medical
 Center Financing Project)
 Series A/(MBIA Insurance)
 (Aaa AAA)
 5.50%, 08/01/22                  500          462
San Francisco, California
 Downtown Parking Corp.
 Parking Revenue Bonds
 (A -)
 6.65%, 04/01/18                  500          511
Santa Clara County,
 California Financing
 Authority Lease Revenue
 Bonds (VMC Facility
 Replacement Project)
 Series A/(AMBAC Insurance)
 (Aaa AAA)
 7.75%, 11/15/10                1,000        1,220
University of California
 Certificates of
 Participation (UCLA
 Central Chiller
 Cogeneration Facilities)
 (Aa -)
 5.30%, 11/01/08                1,000          954
                                          --------
                                             5,155
                                          --------
CONNECTICUT--2.4%
Connecticut State Housing
 Finance Authority (Housing
 Mortgage Finance Program)
 Series B1 Subseries B1
 (Aa AA)
 7.55%, 11/15/08                  925          993
                                          --------
FLORIDA--5.9%
Jacksonville, Florida
 Electric Authority Revenue
 Refunding Bonds
 (St. John River)
 Issue 2 Series 10
 (Aa1 AA)
 5.30%, 10/01/08                2,400        2,394
                                          --------
ILLINOIS--4.1%
Illinois State Dedicated
 Tax Revenue Bonds
 (Civic Center)/
 (AMBAC Insurance)
 (Aaa AAA)
 6.25%, 12/15/20                  500          524
Illinois State Toll Highway
 Authority Priority Revenue
 Bonds Series A (A1 A+)
 6.375%, 01/01/15               1,100        1,129
                                          --------
                                             1,653
                                          --------

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                               Par         Value
                             --------     --------
IOWA--2.7%
Ames, Iowa Hospital Revenue
 Bonds (Mary Greeley
 Medical Center Project)
 Series 1993/(AMBAC
 Insurance) (Aaa AAA)
 5.70%, 08/15/12                $ 500        $ 495
Cedar Rapids, Iowa Hospital
 Facilities Revenue Bonds
 (St. Luke's Methodist
 Project) Series 1993/
 (FGIC Insurance) (Aaa AAA)
 6.125%, 08/15/13                 600          602
                                          --------
                                             1,097
                                          --------
MASSACHUSETTS--7.7%
Massachusetts Bay
 Transportation Authority
 (General Transportation
 System) Series A (A1 A+)
 5.75%, 03/01/18                1,400        1,369
Massachusetts State Health
 and Educational Facilities
 Authority Revenue Bonds
 (Brigham and Womens
 Hospital) Series E (A1 A+)
 5.10%, 07/01/07                1,000          959
Massachusetts State Housing
 Finance Agency Multi
 Family Residential Housing
 Revenue Bonds (FHA Section
 8) Series A (A A+)
 7.80%, 08/01/22                  800          831
                                          --------
                                             3,159
                                          --------
MISSISSIPPI--5.3%
Mississippi Hospital
 Equipment & Facilities
 Authority (Mississippi
 Baptist Medical Center)/
 (MBIA Insurance) (Aaa AAA)
 6.00%, 05/01/13                2,150        2,169
                                          --------
MISSOURI--4.8%
Kansas City, Missouri
 School District Building
 (Elementary School
 Project) Series 1993D/
 (FGIC Insurance) (Aaa AAA)
 5.15%, 02/01/08                1,000          984
Kansas City, Missouri
 School District Building
 Corp. (Capital Improvement
 Project) Series 1993/
 (FGIC Insurance) (Aaa AAA)
 5.15%, 02/01/08                1,000          984
                                          --------
                                             1,968
                                          --------
NEW HAMPSHIRE--1.8%
New Hampshire Higher
 Educational & Health
 Facilities Authority
 Revenue Bonds (Mary
 Hitchcock Memorial
 Hospital) Series A/(FGIC
 Insurance) (Aaa AAA)
 5.25%, 08/15/08                $ 750        $ 736
                                          --------
PENNSYLVANIA--6.2%
Lehigh County, Pennsylvania
 Industrial Development
 Authority Pollution
 Control Revenue Bonds
 Series A/ (MBIA Insurance)
 (Aaa AAA)
 6.40%, 11/01/21                1,500        1,553
Philadelphia, Pennsylvania
 Hospitals and Higher
 Education Facilities
 Authority Revenue
 Refunding Bonds (Childrens
 Hospital) (Aa AA)
 5.25%, 02/15/08                1,000          963
                                          --------
                                             2,516
                                          --------
RHODE ISLAND--2.5%
Rhode Island Housing and
 Mortgage Financing
 Corporation Series 10A
 (Aa AA+)
 6.50%, 10/01/22                1,000        1,005
                                          --------
SOUTH CAROLINA--3.7%
Piedmont Municipal Power
 Agency, South Carolina
 Electric Revenue Refunding
 Bonds/(MBIA Insurance)
 (Aaa AAA)
 6.20%, 01/01/08                1,400        1,523
                                          --------
TEXAS--11.2%
Copperas Cove, Texas Health
 Facilities Development
 Corp. (Adventist Health
 Systems)/(MBIA Insurance)
 (Aaa AAA)
 5.875%, 11/15/25               1,500        1,466
San Antonio, Texas Electric
 and Gas Refunding Bonds
 Series 1992 (Aa1 AA)
 5.75%, 02/01/11                1,000          993
Texas State Public
 Financing Authority
 General Obligation Bonds
 Series B (Aa AA)
 5.75%, 10/01/14                1,025        1,016
University of Texas Revenue
 Refunding Bonds Series B
 (Aa1 AA)
 6.75%, 08/15/13                1,000        1,073
                                          --------
                                             4,548
                                          --------

              See accompanying Notes to Schedules of Investments.

\
SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Par         Value
                             --------     --------
WASHINGTON--5.7%
Seattle, Washington
 Municipal Light and Power
 Revenue Refunding Bonds
 (Aa AA)
 5.40%, 05/01/08               $2,300      $ 2,314
                                           -------
TOTAL MUNICIPAL BONDS
 (Cost $36,831)
                                            37,758
                                           -------

SHORT-TERM INVESTMENTS--0.0%(c)
Provident Institutional Funds -
 MuniFund
   3.16%, 09/07/95                 17           17
                                           -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $17)                                     17
                                           -------
TOTAL INVESTMENTS--100.0%
 (Cost $39,848)                            $40,775
                                           =======

NOTES TO SCHEDULES OF INVESTMENTS.

         Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation, which were in effect at August 31, 1995. These ratings are unaudited.

     (a) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1995. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features and which mature in less than one year the next interest reset date is shown.

     (b) Interest rates represent coupon rate of security.

     (c) Interest rates represent the yield on August 31, 1995.

<Caption)

     Abbreviations
     -------------
     AMBAC   AMBAC Indemnity Corporation
     FGIC    Financial Guaranty Insurance Company
     MBIA    Municipal Bond Investors Assurance Corporation
     VMIG    Variable Moody's Investment Guide
     SBPA    Stand-By Purchase Agreement

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1995
--------------------------------------------------------------------------------

                                                   Schwab           Schwab
                                             Short/Intermediate   Long-Term
                                                  Tax-Free         Tax-Free
                                                 Bond Fund        Bond Fund
                                             ------------------   ----------
ASSETS
Investments, at value
  (Cost: $51,190 and $39,848, respectively)        $51,721          $40,775
Interest receivable                                    768              590
Receivable for fund shares sold                        111               88
Deferred organization costs                             46               33
Prepaid expenses                                         7                3
                                                   -------          -------
     Total assets                                   52,653           41,489
                                                   -------          -------

LIABILITIES
Payable for:
  Dividends                                             34               34
  Fund shares redeemed                                  54               --
  Deferred organization costs                           --                4
  Investment advisory and administration
     fee                                                14               11
  Transfer agency and
     shareholder service fees                            3                5
  Other                                                 44               22
                                                   -------          -------
     Total liabilities                                 149               76
                                                   -------          -------
Net assets applicable to outstanding shares        $52,504          $41,413
                                                   =======          =======
NET ASSETS CONSIST OF:
  Capital paid in                                  $52,647          $41,282
  Accumulated undistributed
     net investment income                              13               15
  Accumulated net realized loss
     on investments sold                              (687)            (813)
  Net unrealized appreciation
     on investments                                    531              929
                                                   -------          -------
                                                   $52,504          $41,413
                                                   =======          =======
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par value
     (unlimited shares authorized)                   5,188            4,076
  Net asset value, offering and
     redemption price per share                     $10.12           $10.16

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

                                                  Schwab           Schwab
                                            Short/Intermediate   Long-Term
                                                 Tax-Free         Tax-Free
                                                Bond Fund        Bond Fund
                                            ------------------   ----------
Interest income                                  $  2,533         $  2,462
                                                 --------         --------
Expenses:
  Investment advisory and administration
     fee                                              227              169
  Transfer agency and
     shareholder service fees                         139              103
  Custodian fees                                       39               31
  Registration fees                                    30               24
  Professional fees                                    13               11
  Shareholder reports                                  17               13
  Trustees' fees                                        4                3
  Amortization of deferred organization
     costs                                             15               17
  Insurance and other expenses                         13               13
                                                 --------         --------
                                                      497              384
Less expenses reduced                                (225)            (160)
                                                 --------         --------
  Total expenses incurred by Fund                     272              224
                                                 --------         --------
Net investment income                               2,261            2,238
                                                 --------         --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments               77,877           78,910
  Cost of investments sold                        (78,325)         (79,716)
                                                 --------         --------
     Net realized loss on investments sold           (448)            (806)
                                                 --------         --------
Change in net unrealized appreciation
  (depreciation) on investments:
  Beginning of period                                (841)            (671)
  End of period                                       531              929
                                                 --------         --------
     Increase in net unrealized
       appreciation on investments                  1,372            1,600
                                                 --------         --------
Increase in net assets resulting from
  operations                                     $  3,185         $  3,032
                                                 ========         ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

--------------------------------------------------------------------------------

                                                   Schwab               Schwab
                                              Short/Intermediate       Long-Term
                                                  Tax-Free             Tax-Free
                                                  Bond Fund            Bond Fund
                                              -----------------    -----------------
                                                  For the year ended August 31,
                                               1995      1994       1995      1994
                                              -------   -------    -------   -------
Operations:
  Net investment income                       $ 2,261   $ 2,488    $ 2,238   $ 2,408
  Net realized gain (loss) on
    investments sold                             (448)     (265)      (806)      286
  Increase (decrease) in net unrealized
    appreciation (depreciation) on
    investments                                 1,372    (1,522)     1,600    (2,951)
                                              -------   -------    -------   -------
  Increase (decrease) in net assets
    resulting from operations                   3,185       701      3,032      (257)
                                              -------   -------    -------   -------
Distributions to shareholders from:
  Net investment income                        (2,255)   (2,485)    (2,232)   (2,404)
  Capital gains                                    --        --         --      (371)
                                              -------   -------    -------   -------
  Total distributions to shareholders          (2,255)   (2,485)    (2,232)   (2,775)
                                              -------   -------    -------   -------
Capital Share Transactions:
  Proceeds from shares sold                    17,344    50,244     21,437    28,434
  Net asset value of shares issued
    in reinvestment of dividends                1,746     1,957      1,626     2,069
  Less payments for shares redeemed           (31,405)  (40,978)   (26,425)  (33,909)
                                              -------   -------    -------   -------
  Increase (decrease) in net assets from
    capital share transactions                (12,315)   11,223     (3,362)   (3,406)
                                              -------   -------    -------   -------
Total increase (decrease) in net assets       (11,385)    9,439     (2,562)   (6,438)

Net Assets:
  Beginning of period                          63,889    54,450     43,975    50,413
                                              -------   -------    -------   -------
  End of period (including undistributed net
    investment income of $13, $7, $15
    and $9, respectively)                     $52,504   $63,889    $41,413   $43,975
                                              =======   =======    =======   =======
Number of Fund Shares:
  Sold                                          1,754     4,963      2,196     2,769
  Reinvested                                      176       195        166       200
  Redeemed                                     (3,185)   (4,079)    (2,707)   (3,311)
                                              -------   -------    -------   -------
  Net increase (decrease) in
    shares outstanding                         (1,255)    1,079       (345)     (342)

Shares Outstanding:
  Beginning of period                           6,443     5,364      4,421     4,763
                                              -------   -------    -------   -------
  End of period                                 5,188     6,443      4,076     4,421
                                              =======   =======    =======   =======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (the "Funds"), are series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the two funds described above, the Trust also offers -- the Schwab 1000 Fund(R), the Schwab Short/Intermediate Government Bond Fund, the Schwab Long-Term Government Bond Fund, the Schwab California Short/Intermediate Tax-Free Bond Fund and the Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital. The Funds, which are not "diversified" within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States Government, its agencies or instrumentalities, the interest of which is not subject to federal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from net investment income for that day, payable monthly. Distributions of net capital gains are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund during the year ended August 31, 1995 qualify as exempt-interest dividends for federal tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation for the Schwab Short/Intermediate Tax-Free Bond Fund aggregated $531,000, of which $614,000 related to appreciated securities and $83,000 related to depreciated securities, and net unrealized appreciation for the Schwab Long-Term Tax-Free Bond Fund aggregated $929,000, of which $1,097,000 related to appreciated securities and $168,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of .41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $227,000 and $169,000, respectively, during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets of each Fund for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $139,000 and $103,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers or directors of the Investment Manager and Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund incurred fees aggregating $7,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees in order to limit each Fund's ratio of operating expenses to average net assets. The total of such fee reductions by the Investment Manager were $130,000 and $80,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund, respectively, and the total of such fee reductions by Schwab were $95,000 and $80,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1995, were as follows (in thousands):

                                             Schwab                   Schwab
                                       Short/Intermediate           Long-Term
                                       Tax-Free Bond Fund       Tax-Free Bond Fund
                                       ------------------       ------------------
Purchases                                    $18,603                  $27,889
Proceeds of sales and maturities             $32,986                  $29,264

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND &
SCHWAB LONG-TERM TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                     Schwab Short/Intermediate
                                                                        Tax-Free Bond Fund
                                                         -------------------------------------------------
                                                                                          For the period
                                                                                          April 21, 1993
                                                                                           (commencement
                                                              For the year ended         of operations) to
                                                                  August 31,                August 31,
                                                             1995            1994              1993
                                                         ------------    ------------    -----------------
Net asset value at beginning of period                      $  9.92         $ 10.15           $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                                          .40             .37               .13
 Net realized and unrealized gain (loss) on investments         .20            (.23)              .15
                                                            -------         -------           -------
 Total from investment operations                               .60             .14               .28
Less Distributions
------------------
 Dividends from net investment income                          (.40)           (.37)             (.13)
 Distributions from realized gain on investments                 --              --                --
                                                            -------         -------           -------
 Total distributions                                           (.40)           (.37)             (.13)
                                                            -------         -------           -------
Net asset value at end of period                            $ 10.12         $  9.92           $ 10.15
                                                            =======         =======           =======
Total return (%)                                               6.23            1.42              2.83
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)                           $52,504         $63,889           $54,450
 Ratio of expenses to average net assets (%)                    .49             .48               .45*
 Ratio of net investment income to average net assets
   (%)                                                         4.06            3.71              3.63*
 Portfolio turnover rate (%)                                     35              19                11

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Short/Intermediate Tax-Free Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been .89%, .91% and 1.26%*, respectively, and the ratio of net investment income to average net assets would have been 3.66%, 3.28% and 2.82%*, respectively.

* Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Schwab Long-Term
                                                                    Tax-Free Bond Fund
                                                  -------------------------------------------------------
                                                                                         For the period
                                                                          For the      September 11, 1992
                                                                           eight         (commencement
                                                  For the year ended    months ended   of operations) to
                                                      August 31,         August 31,       December 31,
                                                    1995       1994         1993              1992
                                                  --------   --------   ------------   ------------------
Net asset value at beginning of period            $  9.95    $ 10.59       $  9.92           $ 10.00
Income from Investment Operations
---------------------------------
 Net investment income                                .53        .52           .36               .17
 Net realized and unrealized gain (loss)
   on investments                                     .21       (.56)          .67              (.08)
                                                  -------    -------       -------           -------
 Total from investment operations                     .74       (.04)         1.03               .09
Less Distributions
------------------
 Dividends from net investment income                (.53)      (.52)         (.36)             (.17)
 Distributions from realized gain on investments       --       (.08)           --                --
                                                  -------    -------       -------           -------
 Total distributions                                 (.53)      (.60)         (.36)             (.17)
                                                  -------    -------       -------           -------
Net asset value at end of period                  $ 10.16    $  9.95       $ 10.59           $  9.92
                                                  =======    =======       =======           =======
Total return (%)                                     7.76       (.42)        10.56               .92
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of period (000s)                 $41,413    $43,975       $50,413           $28,034
 Ratio of expenses to average net assets (%)          .54        .51           .45*              .45*
 Ratio of net investment income
   to average net assets (%)                         5.40       5.05          5.30*             5.61*
 Portfolio turnover rate (%)                           70         62            91                54

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Long-Term Tax-Free Bond Fund for the periods ended August 31, 1995, 1994, 1993 and December 31, 1992 would have been .93%, .99%, 1.18%* and 1.53%*, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 4.57%, 4.57%* and 4.53%*, respectively.

* Annualized

SchwabFunds(R)                                                                14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995

                           THE SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to meet your investment needs. You can diversify into several different equity markets with our three equity index funds, choose from different maturities with our bond fund selection, and take advantage of an array of money market fund choices.

[Figure 1]   SCHWAB 1000 FUND(R) is designed to allow investors to participate in the overall price and dividend performance of the U.S. stock market as represented by the Schwab 1000 Index(R). This index reflects the performance of the 1,000 largest publicly traded U.S.
             companies based on market capitalization. 1

[Figure 2]   SCHWAB SMALL-CAP INDEX FUND(R) is designed to replicate the Schwab
             Small-Cap Index(TM) which tracks the performance of smaller capitalization companies. The Schwab Small-Cap Index represents the second 1,000 largest publicly traded U.S. companies based on market capitalization. 1

[Figure 3]   SCHWAB INTERNATIONAL INDEX FUND(TM) gives investors the opportunity to participate in the price and dividend performance of some of the world's largest companies. This Fund makes it simple to effectively invest in 350 of the largest publicly traded companies (based on market capitalization) from countries around the world, as represented by the Schwab International Index(TM). 2

[Figure 4]   SCHWAB GOVERNMENT BOND FUNDS include two different Funds designed to offer high current yields with the credit safety of high-quality
             U.S. Government securities. The level of income you're seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate Fund or the Long-Term
             Fund. 3

[Figure 5]   SCHWAB TAX-FREE BOND FUNDS help investors take advantage of one of the last remaining tax breaks: tax-free municipal bonds. We offer a Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4, 5

[Figure 6]   SCHWAB CALIFORNIA TAX-FREE BOND FUNDS give California residents two different opportunities to earn double tax-free income--free from both federal and California state personal income taxes. Choose from the Short/Intermediate Fund or the Long-Term Fund. 5

[Figure 7]   SCHWAB MONEY FUNDS include seven different money market funds that seek high current income with safety and liquidity. Most can be linked to your Schwab account to "sweep" cash balances automatically when you're in between other investments. These Funds are managed to maintain a stable $1 share price. Keep in mind, however, that investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

Schwab will be happy to provide you with a free prospectus and brochure on any of the SchwabFunds(R). The prospectus provides more complete information including charges and expenses. Please read it carefully before investing. Also keep in mind that the principal value and investment returns of your investment in the SchwabFunds (except Schwab Money Funds) will fluctuate with market conditions, and Fund shares, when redeemed, may be worth more or less than their original cost.

                                 1-800-2 NO-LOAD
                                 1-800-266-5623

1 The Schwab 1000 Fund and the Schwab Small-Cap Index Fund do not include privately held companies, investment companies and companies incorporated outside the United States.

2 Companies in the Schwab International Index Fund must be from countries with developed securities markets. The Fund is currently invested in 15 countries and excludes investment companies and companies from the United States.

3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to pre-payment of obligations held by the Funds.

4  Income may be subject to state and local taxes.

5 Income may be subject to the Alternative Minimum Tax (AMT) and capital appreciation from discounted bonds may be subject to state and federal income tax.

                                                      --------------
                                                        BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                      CHARLES SCHWAB
                                                      --------------
[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street,
San Francisco, CA 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TF3747R (10/95) CRS 6721 Printed on recycled paper.